SUBSEQUENT EVENTS	5 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 6 - SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10 Subsequent Events, the Company has analyzed its operations subsequent to December 31, 2016 to the date these consolidated financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these consolidated financial statements, except as noted below.

Effective March 31, 2017, the Service Agreement between Jupiter Gold and Brazil Minerals has been terminated. Instead of paying a fixed monthly fee of $2,500 as per Service Agreement, Jupiter Gold, when needed, will pay Brazil Minerals for any services or infrastructure needed in Brazil. All other agreements between these companies remain in full force, include the royalty arrangement.